EXHIBIT 99.20

TENTH ADDITIONAL ISSUANCE AGREEMENT
AND WAIVER

This Tenth Additional Issuance Agreement (this “Agreement”) is made pursuant to that certain Securities Purchase Agreement, dated as of June 30, 2006, as amended (the “Purchase Agreement”), by and between Arkados Group, Inc. (formerly CDKNET.COM, Inc., the “Company”), Andreas Typaldos Family Limited Partnership (“Typaldos LP”), Andreas Typaldos, individually (“Typaldos”), William H. Carson (“Carson”), Gennaro Vendome (“Vendome” and, together with Typaldos LP, Typaldos and Carson, the “New Purchasers”), Bushido Capital Master Fund, LP (“Bushido”), Pierce Diversified Strategy Master Fund, LLC – Series BUS (“Pierce”), Katherine Typaldos, individually (“K Typaldos”), Herbert H. Sommer (“Sommer”), Joel C. Schneider (“Schneider”)  and Crucian Transition, Inc. (“Crucian”) for the purchase of the Company’s 6% Secured Convertible Debenture due December 28, 2008 (the “Debenture”) and the Common Stock purchase warrant issued in connection therewith (the “Warrant”).  This Agreement is dated as of the date it is executed by the Company.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Issuance of New Debenture and New Warrants. The Company hereby agrees to issue against payment to the New Purchasers up to $905,000 (a) debentures of the Company in the aggregate principal amount of $905,000 (of which up to $50,000 is a cash investment to be made on or before January 31, 2008 and  $855,000 is in lieu of repayment of certain advances made to the Company) in the amounts set forth on the signature page hereto, which debenture shall be in the form of Exhibit A attached hereto (a “New Debentures”) and (b) Warrants to purchase an aggregate of up to 851,765 shares of Common Stock, which warrant shall be in the form of Exhibit B attached hereto (the “New Warrants”).  The total purchase price to the New Purchaser for the purchase of the New Debenture and the New Warrants is the principal amount of the Debentures issued (the “New Subscription Amount”).  The Company shall promptly deliver to the New Purchasers the New Debentures the and the New Warrants.  The Company hereby acknowledges its receipt of the New Subscription Amounts from each of the New Purchasers on the dates set forth on the signature page hereto.

2.  Documents.  The rights and obligations of the New Purchasers and of the Company with respect to the New Debentures, the New Warrants and the shares of Common Stock issuable under the New Debentures and New Warrants (the “New Underlying Shares”) shall be identical in all respects to the rights and obligations of such New Purchaser and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued and issuable pursuant to the Purchase Agreement.  Any rights of a New Purchaser or covenants of the Company which are dependant on such New Purchaser holding securities of the Company or which are determined in magnitude by such New Purchaser’s purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended so that the term “Debentures” includes the New Debenture issued hereunder and “Underlying Shares” includes the New Underlying Shares.  The Registration Rights Agreement entered into in connection with the Purchase Agreement is hereby amended so that the term “Registrable Securities” includes in the calculation thereof the New Underlying Shares.  The Security Agreement is hereby amended so that the term “Debentures” includes the New Debenture.  The Inter-Creditor and Waiver Agreement, dated as of June 30, 2006, is hereby amended so that the term “New Creditors” includes the New Purchaser and the term “New Debentures” (as defined in the Inter-Creditor and Waiver Agreement) includes the New Debentures (as defined herein).

3.      Waivers and Amendments.

(a)           Each Purchaser hereby waives compliance by the Company with the obligations imposed by Section 4.13 of the Purchase Agreement regarding such Purchaser’s right to participate in the purchase of the New Debenture, as well as any advance made to the Company prior to the Closing that is either repaid from the proceeds or is given as full or partial consideration by the New Purchasers under this Agreement.  This Waiver shall not effect the rights set forth in Section 4.13 with respect to future financing.

(b)           Each Purchaser hereby waives the Company’s compliance with the restrictions imposed by Section 4.14 of the Purchase Agreement with respect to (i) the issuance of the New Debentures and New Warrants under this Additional Issuance Agreement, and acknowledges that issuances of additional New Debentures and New Warrants will not constitute transactions which result in an adjustment of the respective conversion or exercise prices of the Debentures or Warrants.  Notwithstanding the foregoing, this Waiver shall not have any effect and the Company expressly acknowledges that its proposed issuance of shares of common stock, warrants and any future issuances of securities shall continue to be subject to the anti-dilution provisions of the Debentures and Warrants.

(c)           The “Termination Date” of all common stock purchase warrants held by each Holder (whether Short Term, Long Term or otherwise)  (collectively, the “Warrants”) shall be extended to the later of the date set forth therein as the “Termination Date” and December 28, 2012 and the Warrants shall be exercisable immediately.  Additionally, the Warrants are hereby amended such that they are exercisable via the “cashless exercise” provisions of Section 2(c) at any time notwithstanding whether or not there then exists and effective registration statement.  As a result of the forgoing, the Short and Long Term warrants are hereafter identical and represent a single class of securities and the Company acknowledges that, for purposes of Rule 144, the date that the holding period begins to run for Warrant Shares is the date that such securities were nnpurchased by the Holder.

(d)           Any holder may request from the Company, and the Company shall deliver to the Holder within 5 Trading Days, an amended and restated Debenture or Warrant reflecting the terms of this Amendment.

4.	Representations and Warranties of the Company. The Company hereby makes to the New Purchaser the following representations and warranties:

(a)  Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(c)  Issuance of the New Debenture.  The New Debenture and New Warrants are duly authorized and, upon the execution of this Agreement by a New Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The New Underlying Shares, when issued in accordance with the terms of the New Debenture and New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Underlying Shares at least equal to the Required Minimum on the date hereof.

(d)  Equal Consideration.  Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

(e)  Affirmation of Prior Representations and Warranties.  The Company hereby represents and warrants to each New Purchaser that the Company’s representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof, provided that the Company’s representation in Section 3.1(h) of the Purchase Agreement is qualified by the Company’s late filing of the 2006 Form 10-KSB on October 10, 2006.

5.	Representations and Warranties of the New Purchaser. The New Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

(a)  Authority.  The execution, delivery and performance by such New Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such New Purchaser.  This Agreement has been duly executed by such New Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such New Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Own Account.  Such New Purchaser (i) understands that the New Debentures and New Warrants are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, (ii) is acquiring the Additional Debenture and New Warrants as principal for its own account and not with a view to or for distributing or reselling such Additional Debentures or New Warrants or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and (iv) has no arrangement or understanding with any other persons regarding the distribution of such New Debentures and New Warrants (this representation and warranty not limiting such New Purchaser’s right to sell the New Underlying Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such New Purchaser is acquiring the Additional Debentures and New Warrants hereunder in the ordinary course of its business. Such New Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the New Debenture, New Warrants or New Underlying Shares.

(c)  Purchaser Status.  Such New Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.  Such New Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)  General Solicitation.  Such New Purchaser is not purchasing the New Debenture or New Warrants as a result of any advertisement, article, notice or other communication regarding the New Debenture or New Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)  Affirmation of Prior Representations and Warranties.  Such New Purchaser hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

6.
Public Disclosure.  The Company shall, on the Trading Day following the date of payment of the New Subscription Amounts, issue a Current Report on Form 8-K, reasonably acceptable to the New Purchaser, disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto.  The Company shall consult with the New Purchaser in issuing any other press releases with respect to the transactions contemplated hereby.

7.	Other Purchaser Consent. The other Purchasers hereby consent to the execution by the Company of this Agreement and the issuance of the New Debenture and New Warrants to the New Purchaser.

8.
Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the New Purchaser under the Transaction Documents.  Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures, the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

9.
Expenses.  The Company agrees to pay to each New Purchaser upon demand any and all reasonable out-of-pocket costs or expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by such New Purchaser, in connection with the preparation of this Agreement and related matters.

10.
Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each New Purchaser.

11.	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

12.
  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the New Purchasers of the then-outstanding Securities.  Each New Purchaser may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

13.
Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

14.	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

15.
Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

16.	Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

Executed as of December 15, 2007 by the undersigned.

ARKADOS GROUP, INC.

By:   /s/ Barbara Kane-Burke
         Name:   Barbara Kane-Burke
         Title:     Chief Financial Officer

Andreas Typaldos Family Limited Partnership

Signature of Authorized signatory for Typaldos LP: /s/ Renee Typaldos

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory: Managing Partner

Amount of Debenture:  $835,000
Warrants:                          785,883
Payments:

Date	Amount
July 10, 2007	$ 215,000
August 3, 2007	150,000
August 31, 2007	50,000
September 28, 2007	100,000
October 16, 2007	60,000
October 30, 2007	90,000
November 7, 2007	70,000
November 19, 2007	50,000
Pending	50,000
TOTAL	$ 835,000

Andreas Typaldos

Signature of Authorized signatory for Typaldos: /s/ Andreas Typaldos

Name of Authorized Signatory: Andreas Typaldos

Title of Authorized Signatory: N/A

William H. Carson

Signature of Authorized signatory for Carson: /s/ William H. Carson

Name of Authorized Signatory: William H. Carson

Title of Authorized Signatory: N/A

Amount of Debenture:    $  50,000
Warrants:                              47,059
Payments: $50,000 on August 27, 2007

Gennaro Vendome

Signature of Authorized signatory for Vendome: /s/ Gennaro Vendome

Name of Authorized Signatory: Gennaro Vendome

Title of Authorized Signatory: N/A

Amount of Debenture:     $ 20,000
Warrants:                              18,824
Payments: $  20,000 on August 27, 2007

As to Sections 1, 3 and  7 only:

Bushido Capital Master Fund, LP

Signature of Authorized Signatory of Bushido:    /s/ Ronald S. Dagar

Name of Authorized Signatory:     Ronald S. Dagar

Title of Authorized Signatory: Partner, Bushido Capital Partners, Ltd., its General Partner

[SIGNATURE PAGE CONTINUES]

Pierce Diversified Strategy Master Fund, LLC – Series BUS

Signature of Authorized Signatory of Pierce:    /s/ Yvonne Morabito

Name of Authorized Signatory:   Yvonne Morabito

Title of Authorized Signatory:   Attorney-In-Fact

[SIGNATURE PAGES CONTINUE]

Kathryn Typaldos:

/s/ Kathryn Typaldos

Herbert H. Sommer:

/s/ Herbert H. Sommer
Joel C. Schneider:

/s/ Joel C. Schneider

Crucian Transition, Inc.

Signature of Authorized signatory for Crucian:    /s/ Jonathan P. Knight

Name of Authorized Signatory:     Jonathan P. Knight

Title of Authorized Signatory:    President

[LAST SIGNATURE PAGE]